ServiceNow Reports First Quarter 2019 Financial Results

•	Subscription revenues of $740 million in Q1 2019, representing 36% year-over-year growth

•	25 transactions over $1 million in net new annual contract value in Q1 2019

•	717 total customers with over $1 million in annual contract value, representing 33% year-over-year growth

SANTA CLARA, Calif. - Apr. 24, 2019 - ServiceNow (NYSE: NOW) today announced financial results for its first quarter ended March 31, 2019, with subscription revenues of $740 million in Q1 2019, representing 36% year-over-year growth.

ServiceNow, Forbes’ No. 1 World’s Most Innovative Company in 2018, serves more than 5,400 enterprise customers, including almost 75% of Fortune 500 companies. During the quarter, ServiceNow closed 25 transactions with more than $1 million in net new annual contract value (ACV). The company now has 717 total customers with more than $1 million in ACV, representing 33% year-over-year growth.

“The first quarter represented a strong start to the new year, as we continued the momentum from our outstanding 2018 performance,” said John Donahoe, ServiceNow president and chief executive officer. “Our performance shows the strength of our product and platform portfolio, and the core strategic partner role we are playing in enabling digital transformation for large public sector agencies, Fortune 500 companies and leading global enterprises.”

“Subscription revenues grew 36% year-over-year,” said Michael Scarpelli, ServiceNow chief financial officer. “Our U.S. federal business highlighted the quarter, representing 15% of our total net new ACV, up from 6% in the prior year.”

First Quarter 2019 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the first quarter 2019:

	First Quarter 2019 GAAP Results		First Quarter 2019 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$740.0	36%			$760.4	40%
Professional services and other revenues	$48.9	7%			$50.8	11%
Total revenues	$788.9	34%			$811.3	38%

Subscription billings			$809.6	27%	$849.7	33%
Professional services and other billings			$47.9	(6%)	$49.8	(2%)
Total billings			$857.5	24%	$899.5	30%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$613.4	83%	$634.1	86%
Professional services and other gross loss	($10.7)	(22%)	($0.8)	(2%)
Total gross profit	$602.7	76%	$633.3	80%
Income (loss) from operations	($15.7)	(2%)	$148.8	19%
Net cash provided by operating activities	$360.8	46%
Free cash flow			$313.7	40%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income (loss)	($1.5)	($0.01)	$128.9	$0.71 / $0.67

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP subscription revenues, professional services and other revenues, total revenues and professional services billings are adjusted for constant currency. Non-GAAP subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Financial Outlook

Our guidance is based on foreign exchange rates as of March 31, 2019 and includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the second quarter 2019:

	Second Quarter 2019 GAAP Guidance		Second Quarter 2019 Non-GAAP Guidance(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/ Year Growth (%)
Subscription revenues	$778 - $783	33% - 34%			$793 - $798	35% - 36%
Subscription billings			$798 - $803	29% - 30%	$814 - $819	32% - 33%

				Margin (%)
Income from operations				17%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			193

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP subscription revenues are adjusted for constant currency. Non-GAAP subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our updated guidance for fiscal year 2019:

	Full-Year 2019 GAAP Guidance		Full-Year 2019 Non-GAAP Guidance(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/ Year Growth (%)
Subscription revenues	$3,235 - $3,250	34%			$3,280 - $3,295	35% - 36%
Subscription billings			$3,725 - $3,740	29% - 30%	$3,797 - $3,812	32%

				Margin (%)
Subscription gross profit				86%
Income from operations				21%
Free cash flow				28%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			193

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP subscription revenues are adjusted for constant currency. Non-GAAP subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table compares our updated full-year 2019 guidance against our previously issued full-year 2019 guidance dated January 30, 2019:

	Comparison of Updated Full-Year 2019 Guidance to Previously Issued Guidance(1) ($ millions)
	Previous Guidance Midpoint(2)	Currency Impact(3)	Duration Impact(4)	Guidance Change	Current Guidance Midpoint(5)
GAAP subscription revenues	$3,225	($5)	$0	$23	$3,243

Non-GAAP subscription billings(6)	$3,715	($6)	$0	$24	$3,733

(1)	Numbers are rounded for presentation purposes.

(2)	Refers to previously issued full-year 2019 guidance dated January 30, 2019.

(3)
In our guidance, we assume an average daily currency exchange rate for the guidance period based on the rates at the end of the prior quarter for entities reporting in currencies other than U.S. Dollars. Currency impact represents the sum of (i) the impact of the difference between the actual average rates in the period used to calculate our Q1 2019 actual results and the rates as of December 31, 2018 assumed in our previously issued guidance dated January 30, 2019 plus (ii) the impact of the difference between the exchange rates in effect as of March 31, 2019 assumed in our updated full-year 2019 guidance, and the rates as of December 31, 2018 assumed in our previously issued guidance dated January 30, 2019.

(4)	Represents the impact of billings greater than 12 months in excess of guidance assumptions.

(5)	Represents the updated full-year 2019 guidance presented in the table above.

(6)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 BST) on April 24, 2019.  Interested parties may listen to the call by dialing 866.393.4306 (passcode: 3149948), or if outside North America, by dialing 734.385.2616 (passcode: 3149948). Individuals may access the live teleconference from this webcast link (https://event.on24.com/wcc/r/1971097/1E9013C67D921362CDBB25CB0DC94F40).

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode: 3149948), or if outside North America, by dialing 404.537.3406 (passcode: 3149948).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•
Revenue Adjusted for Constant Currency. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (USD) are converted into USD at the average exchange rates in effect during the prior period presented (for Q1 2018, the average exchange rates in effect for our major currencies were 1 USD to 0.8135 Euros and 1 USD to 0.7185 British Pound Sterling (GBP)), rather than the actual average exchange rates in effect during the current period (for Q1 2019, the average exchange rates in effect for our major currencies were 1 USD to 0.8804 Euros and 1 USD 0.7679 GBP). We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•
Billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust for constant currency, as described above, and adjust for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the prior period presented. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•
Gross Profit, Income from Operations and Net Income. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•
Free Cash Flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward‑Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward‑looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or datacenters, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, (v) our ability to compete successfully against existing and new competitors, and (vi) material changes in the value of foreign currencies relative to the U.S. Dollar.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q that will be filed for the quarter ended March 31, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K filed for the year ended December 31, 2018.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud‑based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise.  For more information, visit: www.servicenow.com.

© 2019 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, Now Platform, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated.

Media Contact:
Kari Ramirez
408.607.1315
press@servicenow.com

Investor Contact:
Kendall Toyne
408.831.6040
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018

Revenues:
Subscription	$739,986	$543,325
Professional services and other	48,940	45,897
Total revenues	788,926	589,222
Cost of revenues (1):
Subscription	126,589	95,398
Professional services and other	59,663	48,075
Total cost of revenues	186,252	143,473
Gross profit	602,674	445,749
Operating expenses (1):
Sales and marketing	361,409	283,701
Research and development	172,522	117,268
General and administrative	84,456	65,063
Total operating expenses	618,387	466,032
Loss from operations	(15,713)	(20,283)
Interest expense	(8,168)	(17,064)
Interest income and other income (expense), net	12,425	29,987
Loss before income taxes	(11,456)	(7,360)
Benefit from income taxes	(9,911)	(17,982)
Net income (loss)	$(1,545)	$10,622
Net income (loss) per share - basic	$(0.01)	$0.06
Net income (loss) per share - diluted	$(0.01)	$0.06
Weighted-average shares used to compute net income (loss) per share - basic	182,061,579	175,482,833
Weighted-average shares used to compute net income (loss) per share - diluted	182,061,579	190,249,786

(1)	Includes stock-based compensation as follows:

	Three Months Ended
	March 31, 2019	March 31, 2018

Cost of revenues:
Subscription	$16,022	$11,291
Professional services and other	9,931	7,561
Sales and marketing	62,130	52,082
Research and development	43,582	28,598
General and administrative	25,785	21,809

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2019	December 31, 2018

Assets
Current assets:
Cash and cash equivalents	$639,722	$566,204
Short-term investments	1,022,391	931,718
Accounts receivable, net	422,559	574,810
Current portion of deferred commissions	144,629	139,890
Prepaid expenses and other current assets	145,185	132,071
Total current assets	2,374,486	2,344,693
Deferred commissions, less current portion	283,124	282,490
Long-term investments	674,633	581,856
Property and equipment, net(1)	350,651	347,216
Operating lease right-of-use assets(1)	393,561	—
Intangible assets, net	93,252	100,582
Goodwill	151,184	148,845
Other assets	78,004	73,458
Total assets	$4,398,895	$3,879,140
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$38,668	$30,733
Accrued expenses and other current liabilities(1)	306,161	330,246
Current portion of deferred revenue	1,711,060	1,651,594
Current portion of operating lease liabilities(1)	41,952	—
Total current liabilities	2,097,841	2,012,573
Deferred revenue, less current portion	36,722	38,597
Operating lease liabilities, less current portion(1)	380,944	—
Convertible senior notes, net	669,875	661,707
Other long-term liabilities(1)	18,562	55,064
Stockholders’ equity(1)	1,194,951	1,111,199
Total liabilities and stockholders’ equity	$4,398,895	$3,879,140

(1)
We adopted Topic 842 using the modified retrospective method as of January 1, 2019 and elected the transition option that allows us not to restate the comparative periods in our financial statements in the year of adoption.

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018

Cash flows from operating activities:
Net income (loss)	$(1,545)	$10,622
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	55,449	33,411
Amortization of deferred commissions	39,557	30,419
Amortization of debt discount and issuance costs	8,168	17,064
Stock-based compensation	157,450	121,341
Deferred income tax	(1,480)	(24,348)
Gain on marketable equity securities	—	(18,455)
Repayments of convertible senior notes attributable to debt discount	—	(8,660)
Other	724	(5,805)
Changes in operating assets and liabilities:
Accounts receivable	151,105	69,502
Deferred commissions	(46,599)	(42,475)
Prepaid expenses and other assets	(33,659)	(15,808)
Accounts payable	6,562	875
Deferred revenue	61,370	83,733
Accrued expenses and other liabilities	(36,254)	(1,336)
Net cash provided by operating activities	360,848	250,080
Cash flows from investing activities:
Purchases of property and equipment	(47,124)	(35,371)
Purchases of other intangibles	—	(7,850)
Purchases of investments	(438,498)	(376,130)
Purchases of strategic investments	(284)	—
Sales of investments	6,576	—
Maturities of investments	256,309	182,105
Realized gains on derivatives not designated as hedging instruments, net	22,148	—
Net cash used in investing activities	(200,873)	(237,246)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	—	(28,606)
Proceeds from employee stock plans	53,093	52,657
Taxes paid related to net share settlement of equity awards	(139,493)	(85,555)
Payments on financing obligations	—	(288)
Net cash used in financing activities	(86,400)	(61,792)
Foreign currency effect on cash, cash equivalents and restricted cash	1,079	6,491
Net increase (decrease) in cash, cash equivalents and restricted cash	74,654	(42,467)
Cash, cash equivalents and restricted cash at beginning of period	568,538	727,829
Cash, cash equivalents and restricted cash at end of period	$643,192	$685,362

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018	Growth Rates

Subscription revenues:
GAAP subscription revenues	$739,986	$543,325	36%
Effects of foreign currency rate fluctuations	20,457
Non-GAAP adjusted subscription revenues (1)	$760,443		40%

Subscription billings:
GAAP subscription revenues	$739,986	$543,325	36%
Change in subscription deferred revenue, unbilled receivables and customer deposits	69,611	95,072
Non-GAAP subscription billings	809,597	638,397	27%
Effects of foreign currency rate fluctuations	21,673
Effects of fluctuations in billings duration	18,426
Non-GAAP adjusted subscription billings (2)	$849,696		33%

Professional services and other revenues:
GAAP professional services and other revenues	$48,940	$45,897	7%
Effects of foreign currency rate fluctuations	1,890
Non-GAAP adjusted professional service and other revenues (1)	$50,830		11%

Professional services and other billings:
GAAP professional services and other revenues	$48,940	$45,897	7%
Change in professional services and other deferred revenue	(1,006)	5,092
Non-GAAP professional services and other billings	47,934	50,989	(6%)
Effects of foreign currency rate fluctuations	1,890
Non-GAAP adjusted professional services and other billings (2)	$49,824		(2%)

Total revenues:
GAAP total revenues	$788,926	$589,222	34%
Effects of foreign currency rate fluctuations	22,347
Non-GAAP adjusted total revenues (1)	$811,273		38%

Total billings:
GAAP total revenues	$788,926	$589,222	34%
Change in total deferred revenue, unbilled receivables and customer deposits	68,605	100,164
Non-GAAP total billings	857,531	689,386	24%
Effects of foreign currency rate fluctuations	23,563
Effects of fluctuations in billings duration	18,426
Non-GAAP adjusted total billings (2)	$899,520		30%

Cost of revenues:
GAAP subscription cost of revenues	$126,589	$95,398
Stock-based compensation	(16,022)	(11,291)
Amortization of purchased intangibles	(4,700)	(4,414)
Non-GAAP subscription cost of revenues	$105,867	$79,693

GAAP professional services and other cost of revenues	$59,663	$48,075
Stock-based compensation	(9,931)	(7,561)
Non-GAAP professional services and other cost of revenues	$49,732	$40,514

Gross profit (loss):
GAAP subscription gross profit	$613,397	$447,927
Stock-based compensation	16,022	11,291
Amortization of purchased intangibles	4,700	4,414
Non-GAAP subscription gross profit	$634,119	$463,632

GAAP professional services and other gross loss	$(10,723)	$(2,178)
Stock-based compensation	9,931	7,561
Non-GAAP professional services and other gross profit (loss)	$(792)	$5,383

GAAP gross profit	$602,674	$445,749
Stock-based compensation	25,953	18,852
Amortization of purchased intangibles	4,700	4,414
Non-GAAP gross profit	$633,327	$469,015

Gross margin:
GAAP subscription gross margin	83%	82%
Stock-based compensation as % of subscription revenues	2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%
Non-GAAP subscription gross margin	86%	85%

GAAP professional services and other gross margin	(22%)	(5%)
Stock-based compensation as % of professional services and other revenues	20%	17%
Non-GAAP professional services and other gross margin	(2%)	12%

GAAP gross margin	76%	76%
Stock-based compensation as % of total revenues	3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%
Non-GAAP gross margin	80%	80%

Operating expenses:
GAAP sales and marketing expenses	$361,409	$283,701
Stock-based compensation	(62,130)	(52,082)
Non-GAAP sales and marketing expenses	$299,279	$231,619

GAAP research and development expenses	$172,522	$117,268
Stock-based compensation	(43,582)	(28,598)
Amortization of purchased intangibles	(455)	(455)
Non-GAAP research and development expenses	$128,485	$88,215

GAAP general and administrative expenses	$84,456	$65,063
Stock-based compensation	(25,785)	(21,809)
Amortization of purchased intangibles	(1,887)	(876)
Business combination and other related costs	27	(67)
Non-GAAP general and administrative expenses	$56,811	$42,311

GAAP total operating expenses	$618,387	$466,032
Stock-based compensation	(131,497)	(102,489)
Amortization of purchased intangibles	(2,342)	(1,331)
Business combination and other related costs	27	(67)
Non-GAAP total operating expenses	$484,575	$362,145

Income (loss) from operations:
GAAP loss from operations	$(15,713)	$(20,283)
Stock-based compensation	157,450	121,341
Amortization of purchased intangibles	7,042	5,745
Business combination and other related costs	(27)	67
Non-GAAP income from operations	$148,752	$106,870

Operating margin:
GAAP operating margin	(2%)	(3%)
Stock-based compensation as % of total revenues	20%	21%
Amortization of purchased intangibles as % of total revenues	1%	0%
Business combination and other related costs as % of total revenues	0%	0%
Non-GAAP operating margin	19%	18%

Net income (loss):
GAAP net income (loss)	$(1,545)	$10,622
Stock-based compensation	157,450	121,341
Amortization of purchased intangibles	7,042	5,745
Business combination and other related costs	(27)	67
Amortization of debt discount and issuance costs for the convertible senior notes	8,168	17,064
Loss on early note conversions	—	780
Income tax expense effects related to the above adjustments	(42,146)	(51,015)
Non-GAAP net income	$128,942	$104,604

Net income (loss) per share - basic and diluted:
GAAP net income (loss) per share - basic	$(0.01)	$0.06
GAAP net income (loss) per share - diluted	$(0.01)	$0.06
Non-GAAP net income per share - basic	$0.71	$0.60
Non-GAAP net income per share - diluted	$0.67	$0.56

GAAP weighted-average shares used to compute net income (loss) per share - basic	182,061,579	175,482,833

GAAP weighted-average shares used to compute net income (loss) per share - diluted	182,061,579	190,249,786
Effect of dilutive time-based stock awards (3)	6,199,710	—
In-the-money portion of convertible senior notes (3)	—	(4,530,808)
Warrants (3)	3,570,548	—
Stock awards with performance conditions not yet satisfied (3)	—	138,782
Non-GAAP weighted-average shares used to compute net income per share - diluted	191,831,837	185,857,760

Free cash flow:
GAAP net cash provided by operating activities	$360,848	$250,080
Purchases of property and equipment	(47,124)	(35,371)
Repayments of convertible senior notes attributable to debt discount	—	8,660
Non-GAAP free cash flow	$313,724	$223,369

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	46%	42%
Purchases of property and equipment as % of total revenues	(6%)	(5%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	1%
Non-GAAP free cash flow margin	40%	38%

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)
Effect of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of March 31, 2019. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2018 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended March 31, 2019. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	June 30, 2019	June 30, 2018 (3)	Growth Rates

GAAP subscription revenues	$778 - $783 million	$585 million	33% - 34%

Effects of foreign currency rate fluctuations	15 million

Non-GAAP adjusted subscription revenues (1)	$793 - $798 million		35% - 36%

GAAP subscription revenues	$778 - $783 million	$585 million	33% - 34%

Change in subscription deferred revenue, unbilled receivables and customer deposits	20 million	32 million

Non-GAAP subscription billings	$798 - $803 million	$617 million	29% - 30%

Effects of foreign currency rate fluctuations	17 million

Effects of fluctuations in billings duration	(1) million

Non-GAAP adjusted subscription billings (2)	$814 - $819 million		32% - 33%

GAAP operating margin	(5%)

Stock-based compensation expense as % of total revenues	21%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	17%

GAAP weighted-average shares used to compute net loss per share - diluted	187 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	6 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	193 million

	Twelve Months Ended
	December 31, 2019	December 31, 2018 (3)	Growth Rates

GAAP subscription revenues	$3,235 - $3,250 million	$2,421 million	34%

Effects of foreign currency rate fluctuations	45 million

Non-GAAP adjusted subscription revenues (1)	$3,280 - $3,295 million		35% - 36%

GAAP subscription revenues	$3,235 - $3,250 million	$2,421 million	34%

Change in subscription deferred revenue, unbilled receivables and customer deposits	490 million	460 million

Non-GAAP subscription billings	$3,725 - $3,740 million	$2,881 million	29% - 30%

Effects of foreign currency rate fluctuations	50 million

Effects of fluctuations in billings duration	22 million

Non-GAAP adjusted subscription billings (2)	$3,797 - $3,812 million		32%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	0%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	21%

GAAP net cash provided by operating activities as % of total revenues	35%

Purchases of property and equipment as % of total revenues	(7%)

Non-GAAP free cash flow margin	28%

GAAP weighted-average shares used to compute net loss per share - diluted (4)	187 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	6 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	193 million

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period, and by replacing the forecasted portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)
GAAP net income or loss for the year ending December 31, 2019 will depend in part on a number of factors, including income taxes, costs associated with non-cash charges associated with equity awards which vary depending on the grant date stock price and actual attainment for our performance-based RSUs, business combinations and other related benefits or expenses which are not known at this time.